Exhibit 99.1

Riley Permian Announces Commencement of Public Offering of Common Stock

OKLAHOMA CITY, April 3, 2024 -- Riley Exploration Permian, Inc. (NYSE American: REPX) (“Riley Permian” or the “Company”) announced today that it has commenced an underwritten public offering of 2,100,000 shares of its common stock (the “Offering”), which includes 700,000 shares being offered by the Company and 1,400,000 shares being offered by certain of the Company’s stockholders (the “Selling Stockholders”). The Company and the Selling Stockholders intend to grant the underwriters a 30-day option to purchase up to an additional 315,000 shares of common stock. The Offering is subject to market and other conditions, and there can be no assurance as to whether or when the Offering may be completed, or as to the actual size or terms of the Offering.

The Company intends to use the net proceeds from the Offering for general corporate purposes, which may include financing acquisitions (including a pending acquisition of an approximate 12,500 net acre position in Eddy County, New Mexico for 100% cash consideration, which the Company anticipates funding primarily with proceeds from the Offering with any remaining balance funded through borrowings under the Company’s revolving credit facility and expects will close in May 2024), repayment of outstanding debt, financing of capital expenditures, financing other investments or business opportunities, and general working capital purposes. The Company will not receive any proceeds from any sale of shares by the Selling Stockholders. The Company will, however, bear the costs other than the underwriting discount and commissions associated with the sale of common stock by the Selling Stockholders.

Truist Securities, Inc. and Roth Capital Partners are acting as joint book-running managers for the Offering. Janney Montgomery Scott LLC and Tuohy Brothers Investment Research, Inc. are acting as co-managers for the Offering.

The shares are being offered pursuant to a shelf registration statement on Form S-3 filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 7, 2021, as amended, and declared effective by the SEC on May 12, 2021. The Offering is being made only by means of a prospectus supplement and the accompanying base prospectus. Copies of the preliminary prospectus supplement and accompanying base prospectus relating to the Offering, as well as copies of the final prospectus supplement, once available, may be obtained on the SEC’s website at www.sec.gov or by contacting Truist Securities, Inc., Attention: Prospectus Department, 3333 Peachtree Road NE, 9th floor, Atlanta, Georgia 30326, by telephone at (800) 685-4786, or by email at TruistSecurities.prospectus@Truist.com, or Roth Capital Partners, LLC, 888 San Clemente, Newport Beach, CA 92660, Attention: Prospectus Department, by telephone at (800) 678-9147, or by email at rothecm@roth.com.

This press release does not constitute an offer to sell, a solicitation to buy or an offer to purchase or sell any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Riley Exploration Permian, Inc.
Riley Permian is a growth-oriented, independent oil and natural gas company focused on the acquisition, exploration, development and production of oil, natural gas, and natural gas liquids. For more information please visit www.rileypermian.com.

CAUTIONARY STATEMENT FOR THE PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. The statements contained in this prospectus supplement that are not historical facts are forward-looking statements that represent management’s beliefs and assumptions based on currently available information. Forward-looking statements include information concerning the size, timing and completion of the Offering and anticipated use of the net proceeds from the Offering, the Company’s intention to grant the underwriters a 30-day option to purchase additional shares, the Company’s possible or assumed future results of operations, business strategies, need for financing, competitive position and potential growth opportunities. The Company’s forward-looking statements do not consider the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believes,” “intends,” “may,” “should,” “anticipates,” “expects,” “could,” “plans,” “estimates,” “projects,” “targets” or comparable terminology or by discussions of strategy or trends. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it cannot give any assurances that these expectations will prove to be correct.

These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, volatility of oil, natural gas and natural gas liquid prices; regional supply and demand factors, any delays, curtailment delays or interruptions of production, and any governmental order, rule or regulation that may impose production limits; cost and availability of gathering, pipeline, refining, transportation and other midstream and downstream activities; severe weather and other risks that lead to a lack of any available markets; the ability to successfully complete mergers, acquisitions and divestitures; the inability or failure of the Company to successfully integrate the acquired assets into its operations and development activities; the potential delays in the development, construction or start-up of planned projects; the risk that the Company’s enhanced oil recovery project may not perform as expected or produce the anticipated benefits; risks relating to the Company’s operations, including development drilling and testing results and performance of acquired properties and newly drilled wells; any reduction in the Company’s borrowing base on its revolving credit facility from time to time and the ability to repay any excess borrowings as a result of such reduction; the impact of the Company’s derivative strategy and the results of future settlement; the ability to comply with the financial covenants contained in its credit agreement; conditions in the capital, financial and credit markets and the ability to obtain capital needed for development and exploration operations on favorable terms or at all; the loss of certain tax deductions; risks associated with executing the Company’s business strategy, including any changes in strategy; inability to prove up undeveloped acreage and maintain production on leases; risks associated with concentration of operations in one major geographic area; legislative or regulatory changes, including initiatives related to hydraulic fracturing, emissions, and disposal of produced water, which may be negatively impacted by regulation or legislation; the ability to receive drilling and other permits or approvals and rights-of-way in a timely manner (or at all), which may be restricted by governmental regulation and legislation; restrictions on the use of water, including limits on the use of produced water and a moratorium on new produced water well permits recently imposed by the Railroad Commission of Texas in an effort to control induced seismicity in the Permian Basin; changes in government environmental policies and other environmental risks; the availability of drilling equipment and the timing of production; tax consequences of business transactions; public health crisis, such as pandemics and epidemics, and any related government policies and actions and the effects of such public health crises on the oil and natural gas industry, pricing and demand for oil and natural gas and supply chain logistics; general domestic and international economic, market and political conditions, including the military conflict between Russia and Ukraine, the Israel-Hamas conflict and the global response to such conflicts; risks related to litigation; and cybersecurity threats, technology system failures and data security issues.

Additional factors that could cause results to differ materially from those described above can be found in the preliminary prospectus supplement and base prospectus related to the Offering, Riley Permian’s Annual Report on Form 10-K for the year ended December 31, 2023, and in other filings made with the SEC from time to time. Copies of Riley Permian’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other SEC filings are available on the SEC’s website, www.sec.gov, and on the Company’s website at www.rileypermian.com under the “Investor” tab.

The forward-looking statements in this press release are made as of the date hereof and are based on information available at this time. The Company does not undertake, and expressly disclaims, any duty to update or revise our forward-looking statements based on new information, future events or otherwise, except as required by law.

Investor Contact:
Rick D’Angelo
405-438-0126
IR@rileypermian.com

Source: Riley Exploration Permian, Inc.